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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

PENNSYLVANIA (State or other jurisdiction of incorporation)	1-13045 (Commission File Number)	23-2588479 (I.R.S. Employer Identification No.)
745 Atlantic Avenue Boston, Massachusetts 02111 (Address of principal executive offices, including zip code)
(617) 535-4766 (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Iron Mountain Incorporated (the "Company") hereby furnishes the following exhibit:

99.1    Press release dated July 31, 2003.

Item 12. Results of Operations and Financial Condition.

On July 31, 2003, the Company issued a press release setting forth the Company's results of operations and financial condition for its second fiscal quarter ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant)
By:	/s/ JEAN A. BUA Jean A. Bua Title: Vice President and Corporate Controller

Date: July 31, 2003

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SIGNATURES